UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

January 5, 2017

Date of Report (Date of earliest event reported)

MODEL N, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35840	77-0528806
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Seaport Boulevard, Suite 400 Pacific Shores Center – Building 6 South Redwood City, California 94063
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 610-4600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

On January 5, 2017, Model N, Inc. (the “Company” or “Model N”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to report, among other things, the completion of the Company’s acquisition of Sapphire Stripe Holdings, Inc., the parent company Revitas, Inc.

The Initial 8-K omitted the financial statements of the business acquired and the pro forma combined financial information as permitted by Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K.  This amendment to the Initial 8-K is being filed to provide and supplement the previously filed Form 8-K, as amended, to include the required financial statements and information under Items 9.01(a) and 9.01(b) of Form 8-K. The Initial 8-K otherwise remains the same and the Items therein, including Item 9.01, are hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01.     Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Unaudited Consolidated Financial Information of Sapphire Stripe Holdings, Inc. and Subsidiaries as of September 30, 2016 and for the nine months ended September 30, 2016 and 2015.

Audited Consolidated Financial Statements of Sapphire Stripe Holdings, Inc. and Subsidiaries as of and for the years ended December 31, 2015 and 2014.

(b)	Pro Forma Financial Information.

Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2016

Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended September 30, 2016

(d)	Exhibits.

Number	Description

23.1	Consent of BDO USA, LLP

99.1

Unaudited consolidated financial information as of September 30, 2016 and for the nine months ended September 30, 2016 and 2015 and the audited consolidated financial statements of Sapphire Stripe Holdings, Inc. and Subsidiaries as of and for the years ended December 31, 2015 and 2014.

99.2	Unaudited pro forma condensed combined balance sheet as of September 30, 2016 and unaudited pro forma condensed combined statement of operations for the year ended September 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MODEL N, INC.

By:	/s/ Mark Tisdel
Mark Tisdel
Senior Vice President and Chief Financial Officer

Date: March 17, 2017

EXHIBIT INDEX

Number	Description

23.1	Consent of BDO USA, LLP

99.1

Unaudited consolidated financial information as of September 30, 2016 and for the nine months ended September 30, 2016 and 2015 and the audited consolidated financial statements of Sapphire Stripe Holdings, Inc. and Subsidiaries as of and for the years ended December 31, 2015 and 2014.

99.2	Unaudited pro forma condensed consolidated balance sheet as of September 30, 2016 and unaudited pro forma condensed combined statement of operations for the year ended September 30, 2016.